UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant     [  ]

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[X ]	Preliminary Proxy Statement
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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 240.14a-12

New Century Portfolios

(Name of Registrant as Specified in Its Charter)

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

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New Century Portfolios
100 William Street, Suite 200
Wellesley, Massachusetts 02481

July 14, 2017

To the Shareholders of New Century Portfolios:

I am writing to inform you of a Special Meeting of the shareholders of New Century Portfolios (the “Trust”) that will be held at 10:00 a.m. on Tuesday, the 22nd of August, 2017 at the offices of Weston Financial Group, Inc., 100 William Street, Suite 200, Wellesley, Massachusetts 02481. The purpose of this meeting is to vote on a proposal to adopt an Agreement and Plan of Dissolution and Liquidation (the “Liquidation Plan”) providing for the complete dissolution, liquidation, and termination of the Trust. If the proposal is approved by the shareholders of the New Century Alternative Strategies Portfolio; New Century Balanced Portfolio, New Century Capital Portfolio, and the New Century International Portfolio (collectively the “Portfolios”), voting collectively, the Trust’s investment adviser will liquidate the Trust’s assets and distribute the net proceeds, pro rata, to the respective shareholders of each Portfolio in accordance with terms of the Liquidation Plan. If the proposal is not approved by a majority of shareholders of the Portfolios, the Liquidation Plan will not become effective.

The attached Proxy Statement provides you with additional information about the proposed liquidation and dissolution of the Trust. Also attached is a “Q&A” which should provide answers to many of your questions. We urge you to read all of the enclosed materials carefully.

The Trust’s Board of Trustees has approved the proposed dissolution and liquidation of the Trust pursuant to the Liquidation Plan, and recommends the Liquidation Plan for your approval. I encourage you to vote “FOR” the proposal, and ask that you please send your completed proxy ballot in as soon as possible. As always, we thank you for your confidence and support.

Sincerely,

Nicole M. Tremblay, Esq.
President, Chief Executive Officer

WHAT YOU SHOULD KNOW ABOUT THE PROPOSED TRUST DISSOLUTION (Q&A)

The Board of Trustees of the Trust encourages you to read the attached Proxy Statement carefully. The following is a brief overview of the key issues.

Why is my Trust holding a special shareholders meeting?

The meeting is being called to ask you to approve an Agreement and Plan of Dissolution and Liquidation (the “Liquidation Plan”), a copy of which is included as Exhibit A to the attached Proxy Statement and is incorporated herein and thereon by reference, providing for the dissolution, liquidation, and termination of New Century Portfolios (the “Trust”). If shareholders of the New Century Alternative Strategies Portfolio, the New Century Balanced Portfolio, the New Century Capital Portfolio and the New Century International Portfolio (collectively the “Portfolios”), voting collectively, vote in favor of the Liquidation Plan, the Trust will liquidate its assets and distribute the net proceeds of each Portfolio, pro rata, to the respective shareholders of each Portfolio in accordance with the terms of the Liquidation Plan. If the Liquidation Plan is not approved by a majority of shareholders of each Portfolio, the Liquidation Plan will not become effective.

Why was the dissolution proposed?

Weston Financial Group, Inc. (the “Adviser”), the investment adviser to the Trust, recommended the dissolution of the Trust to the Board because the present modest size of the portfolios, limited distribution avenues to increase scale, the fund-of-funds structure, and changing regulatory environment have limited the long-term appeal and potential success of the Portfolios. For the foregoing reasons, and the cost of operating the Portfolios, the Adviser concluded that continued operation of the Portfolios is not in the best interests of its shareholders.

What happens if shareholders decide in favor of dissolution?

The Trust and each Portfolio will cease to carry on their business and will proceed to sell all of the portfolio securities and other assets of each Portfolio for cash. Shareholders of each Portfolio will be mailed a check to their address of record for their proportionate share of the liquidation distribution, calculated in accordance with the Liquidation Plan. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distribution through their nominee firms. After the Portfolios have made the liquidation distributions, the Trust will then be statutorily dissolved and will cease to exist, and no shareholder will have any interest in any Portfolio.

If the Portfolios dissolve, will there be tax consequences for me?

Generally, shareholders will recognize gain or loss upon the receipt of liquidation distributions to shareholders. Shareholders will be viewed as having sold their Portfolios’ shares for an amount equal to the liquidation distribution(s) he or she receives. Each shareholder will recognize gain or loss in an amount equal to the difference between (a) the shareholder’s adjusted basis in the Portfolios’ shares, and (b) the amount of such liquidation distribution(s).

I have an automatic investment program (AIP), what should I do with my AIP?

New purchases of shares of the Portfolios have been suspended pending the outcome of the shareholder vote at the Special Meeting. An exception has been made for investments by a current shareholder with an AIP. Purchases through an AIP, including any purchases made by the reinvestment of dividends or distributions from the Trust, will be permitted to continue into existing accounts until September 1, 2017. If the Liquidation Plan is approved by the shareholders, the Portfolios will liquidate as of September 29, 2017, and no new purchases, including through AIPs, will be permitted after such date. If the Liquidation Plan is approved and you have an AIP, you should make any necessary arrangements to ensure that investments from your AIP are redirected prior to September 29, 2017.

I have a systematic withdrawal plan (SWP), what should I do with my SWP?

Systematic Withdrawal Plans allow you to sell your shares and receive regular payments from your account on a monthly, quarterly or annual basis. If the Liquidation Plan is approved, shares sold pursuant to a SWP will not be subject to a redemption fee and will be permitted to continue until September 29, 2017.

What happens if shareholders do not approve the Liquidation Plan?

If the shareholders of the Portfolios do not approve the Liquidation Plan, the Portfolios initially will continue to be managed in accordance with their current investment objectives and investment strategies. However, the Board of Trustees may consider other alternatives, such as re-submission of the dissolution proposal to shareholders, changes in the investment strategies of one or all of the Portfolios or another alternative.

Who will pay for this dissolution?

All shareholders, whether they redeem in advance of the dissolution, or wait for the final liquidation, will be treated equitably and protected against adverse consequences. The expenses of the dissolution, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by the Trust and the Adviser as discussed in the Proxy Statement.

What does the Board of Trustees recommend?

After having studied the recommendation for many months, the Board of Trustees has determined this recommendation is in the shareholders’ best interest and recommends that you vote in favor of the Liquidation Plan and dissolution. Before you do, however, be sure to study the issues involved and call us with any questions, then vote promptly to ensure that a quorum will be represented at the special meeting of shareholders and the Trust will not incur additional expenses for the special meeting of shareholders.

How will I know the results of the Proposal being set forth at the special meeting of shareholders?

Voting results from the special meeting of shareholders will be posted to the Trust’s website the day after the special meeting of shareholders has been held at www.newcenturyportfolios.com.

Where do I get more information about the Trust?

Please call New Century Portfolios at (888) 639-0102.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 22, 2017

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
NEW CENTURY BALANCED PORTFOLIO
NEW CENTURY CAPITAL PORTFOLIO
NEW CENTURY INTERNATIONAL PORTFOLIO

JULY 14, 2017

To the Shareholders of New Century Portfolios:

NOTICE IS HEREBY GIVEN that the New Century Portfolios (the “Trust”), on behalf of each of its series named above (each a “Portfolio” and, collectively, the “Portfolios”), will hold a Special Meeting of Shareholders at 100 William Street, Suite 200, Wellesley, MA 02481, on Tuesday, the 22nd day of August, 2017 at 10:00 a.m. Eastern Time (the “Special Meeting”).

The Special Meeting will be held for the following purposes, and all shareholders will vote as a single class:

(1)
To consider and vote upon a proposed Agreement and Plan of Dissolution and Liquidation, a copy of which is included as Exhibit A, attached hereto and incorporated herein by reference (the “Liquidation Plan”), proving for the complete dissolution, liquidation, and termination of the Trust effective September 29, 2017; and

(2)	To transact such other business as may properly come before the Special Meeting (including any adjournments, or postponements, thereof).

All shareholders as of the close of business on June 16, 2017 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting of Shareholders, and any adjournment(s), or postponement(s) thereof regarding Proposal (1) (the “Proposal”).

The Board recommends you vote FOR the Proposal as set forth herein.

It is important that your shares be represented and voted whether or not you expect to be present at the shareholder meeting. Please sign, date and fill in the enclosed proxy card(s) or voting instruction form(s) and return them by mail in the enclosed postage-paid, return envelope or vote your shares through the internet or by telephone as described in the enclosed proxy card(s) or voting instruction form(s). If you wish to vote your shares in person at the special meeting, your previously submitted proxy may be revoked. Your prompt response will help to avoid the additional expense of further solicitation.

EACH SHAREHOLDER WILL RECEIVE A PROXY CARD FOR EACH ACCOUNT THAT YOU HAVE IN THE TRUST. IF YOU HAVE MORE THAN ONE ACCOUNT OR HAVE ACCOUNTS IN MORE THAN ONE PORTFOLIO YOU MAY RECEIVE MORE THAN ONE PROXY CARD. PLEASE VOTE EACH PROXY CARD.

If you have any questions after considering the enclosed materials, please call (888) 639-0102.

By order of the Board of Trustees,

Nicole M. Tremblay, Esq.
President, Chief Executive Officer
July 14, 2017

NEW CENTURY PORTFOLIOS
100 William Street, Suite 200
Wellesley, Massachusetts 02481-3902
(888) 639-0102

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHARHOLDERS
AUGUST 22, 2017

INFORMATION CONCERNING SOLICITATION AND VOTING

General.

This Proxy Statement is sent, and the enclosed proxy vote is solicited, by and on behalf of the Board of Trustees of New Century Portfolios (the “Trust”) for use at the Special Meeting of Shareholders to be held at the offices of the Trust, 100 William Street, Suite 200, Wellesley, Massachusetts on Tuesday, the 22nd day of August, 2017, at 10:00 a.m. (Eastern time) (the “Special Meeting”), and any adjournment or postponement thereof, and may be revoked at any time before it is exercised by submission of another proxy bearing a later date, by voting through the Internet or by telephone, by attending the Special Meeting and voting in person, or by notifying the Trust of the revocation in writing to the Secretary of the Trust; 100 William Street, Suite 200, Wellesley, Massachusetts 02481. If not revoked, the proxy will be voted at the Special Meeting in accordance with the instructions indicated by the shareholder or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal No. (1).

This Proxy Statement is dated July 14, 2017 and was first mailed to our shareholders on or about July 14, 2017.

A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Trust, by delivery of a duly executed proxy bearing a later date. Attendance and voting in person at the Special Meeting will revoke a previously granted proxy. (Please notify the Secretary of the Trust if you attend the meeting after having submitted a proxy, so your vote is not counted twice.) Unless revoked, executed proxies that have been returned without instructions will be voted in favor of the dissolution and liquidation of the Trust in accordance with the recommendation of the Board of Trustees. In instances where a choice is specified by the shareholder in the proxy, those proxies will be voted in accordance with the shareholder’s choice. Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, but will be counted as a vote “against” the proposal to liquidate and dissolve the Trust. Under the Rules of the New York Stock Exchange, if a proposal is considered “non-discretionary,” (such as the proposal to liquidate and dissolve the Trust), then brokers who hold Portfolio shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished specific voting instructions to the broker. If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall be deemed present at the meeting for the purpose of determining a quorum proposal but will be counted as a vote “against” the proposal to liquidate and dissolve the Trust.

So far as the Board of Trustees is aware, no matter other than that described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

Solicitation.

The estimated cost of the operation and the liquidation of the Trust is comprised of extraordinary expenses of approximately $45,000, which has been paid or will be paid by Weston Financial Group, Inc. (the “Adviser”). Routine, ordinary expenses of the Trust that would be incurred in the normal course of business, such as brokerage commissions on the sale of securities, will be paid by the Trust; extraordinary expenses incurred in connection herewith, such as the cost of special meetings or special filings, as well as any expenses of the Trust not identified prior to or as of the date of liquidation of the Trust (if approved), will be paid by the Adviser. Broadridge Financial Solutions, Inc. (“Broadridge”) has been retained to prepare, assemble and mail material in connection with the Special Meeting for a fee of approximately $7,000. Additional costs may be incurred by the Trust which would normally be expended for this type of solicitation. It is anticipated that banks, brokerage houses, and other custodians may be requested to forward these materials to the beneficial owners of shares of the Portfolios to obtain authorization to execute such proxies. The solicitation will be largely by mail, but may include, telephonic, online, facsimile or oral communications by regular employees of the Adviser.

Shareholder Proposal.

The following table summarizes the Proposal to be acted upon at the Special Meeting and indicates those shareholders who are being solicited with respect to the Proposal:

Proposal	Shareholders Solicited
To approve the Dissolution of the Trust effective September 29, 2017	All Shareholders Voting Collectively

Voting Rights and Outstanding Shares.

The Trust currently offers four series of shares, which are each referred to herein as a “Portfolio”, and collectively, as the “Portfolios”. The Portfolios of the Trust are: New Century Alternative Strategies Portfolio, New Century Balanced Portfolio, New Century Capital Portfolio, and New Century International Portfolio.

Only shareholders of record of each Portfolio on June 16, 2017 (the “Record Date”) will be entitled to notice of, and to vote at the Special Meeting or any adjournment thereof. As of the close of business on the Record Date, each Portfolio had the following number of shares of beneficial interest outstanding; constituting all of the Trust’s outstanding voting securities:

Portfolio	Outstanding Shares of Beneficial Interest
New Century Alternative Strategies Portfolio	5,409,405.673
New Century Balanced Portfolio	3,369,498.552
New Century Capital Portfolio	4,728,540.548
New Century International Portfolio	2,582,329.616
Aggregate Total For the Trust	16,089,774.389

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote. Each shareholder will receive a Proxy Card for each Portfolio in which you hold shares and from each account that you have in a Portfolio. If you have more than one account or have accounts in more than one Portfolio, you will receive more than one Proxy Card. All votes will be aggregated and the votes regarding the Proposal will be voted collectively. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes will be counted for purposes of determining if a quorum is present.

The approval of the Proposal will require a vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) “FOR” the Proposal cast at the Special Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. A “vote of a majority of the outstanding voting securities” means the vote (i) of 67 per centum or more of the voting securities present, if holders of more than 50 per centum of the outstanding voting securities are present or represented by proxy, or (ii) if more than 50 per centum of the outstanding voting securities of the Trust, whichever is less. A majority of the shares present in person or by proxy may vote to adjourn the Special Meeting.

We know of no matters to be brought before the Special Meeting other than those referred to in this Proxy Statement. If any other business should properly come before the Special Meeting, the persons named in the proxy will vote in accordance with their best judgment.

Copies of the Portfolio’s most recent annual and semi-annual reports are available to shareholders upon request. If you would like to receive copies, please contact the Portfolios by mail at 100 William Street, Suite 200, Wellesley, Massachusetts 02481 or call (888) 639-0102 and one will be sent, without charge, by first-class mail within three business days of your request. Information is also available online at www.newcenturyportfolios.com.

Submission of Shareholder Proposals

If the proposed Liquidation Plan is approved, the Trust will be dissolved in accordance therewith and will not hold any annual meeting of the shareholders. If the Liquidation Plan is not approved, the Trust will not be dissolved in such fashion. The Declaration of Trust and By-Laws, each as amended or supplemented, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s Shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

APPROVAL OF THE AGREEMENT AND PLAN OF DISSOLUTION AND LIQUIDATION

INTRODUCTION

At a meeting held June 15, 2017, the Board of Trustees considered and approved the Adviser’s recommendation that the Portfolios be dissolved and liquidated and considered and approved a form of an Agreement and Plan of Dissolution and Liquidation of New Century Portfolios (the “Liquidation Plan”) to be submitted to the shareholders of the Portfolios for approval. A copy of the Liquidation Plan is attached as Exhibit A to this Proxy Statement and its terms are incorporated herein by reference. If the shareholders of the Portfolios approve the Liquidation Plan, the Adviser will cause each Portfolio to sell its portfolio securities and other assets, pay creditors or establish reserves for such payments and distribute the net proceeds of such sales in cash, pro rata to the Shareholders of each Portfolio as set forth in the Liquidation Plan. The Board of Trustees unanimously recommends that shareholders vote FOR the Liquidation Plan.

BACKGROUND

New Century Portfolios (the “Trust”) is an open-end management investment company currently offering four diversified series of shares (each a “Portfolio,” and collectively, the Portfolios”). Weston Financial Group, Inc. (the “Adviser”), the investment adviser to the Portfolios, recommended the dissolution of the Trust to the Board due to the present modest size of the portfolios, limited distribution avenues to increase scale, the Fund-of-Funds structure, and the changing regulatory environment has limited the long-term appeal and potential success of the Portfolios. Consequently, the Adviser concluded that it would be in the best interest of the Portfolios’ shareholders to approve the dissolution and liquidation of each of the Portfolios of the Trust. Accordingly, the Adviser has recommended liquidating each Portfolio’s assets and distributing the proceeds to the shareholders of each respective Portfolio and dissolving the Trust.

At its June 15, 2017 meeting, the Board of Trustees agreed with the Adviser’s recommendation. In reaching this conclusion, the Board of Trustees considered the aforementioned factors and various other strategic alternatives presented by the Advisor. The Board of Trustees, including all of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, unanimously adopted a resolution declaring that the proposed dissolution and liquidation of the Trust was in the best interests of the Trust and its shareholders, approving the form of Liquidation Plan, and directing the Adviser to submit it for shareholder approval.

DESCRIPTION OF THE LIQUIDATION PLAN AND RELATED TRANSACTIONS

If the Liquidation Plan is approved by the shareholders of the Trust voting collectively, as of the date of approval, the Trust will cease to carry on its business and will proceed to sell all of the portfolio securities and other assets of each Portfolio for cash at such prices and on such terms and conditions as the Adviser determines to be reasonable and in the best interests of the Trust and its shareholders. The Adviser anticipates that the aggregate of such prices, net of the Trust’s liabilities, will approximate each Portfolio’s net asset value on such date, subject to market changes during the period in which portfolio securities are sold. As set forth in the Liquidation Plan, the Trust will file Articles of Dissolution reflecting the dissolution of the Trust with the Commonwealth of Massachusetts in accordance with the laws of the Commonwealth of Massachusetts. The Trust then will apply its assets to the payment, satisfaction and discharge of all existing debts and obligations of the Trust, and distribute in one or more payments the remaining assets among the shareholders of each Portfolio of the Trust, with each shareholder receiving his or her proportionate share of each liquidation distribution in cash. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distribution through their nominee firms. Upon such filing with the Commonwealth of Massachusetts, the Trust will be statutorily dissolved and will cease to exist, and no shareholder will have any interest whatsoever in the Trust. Prior to dissolution, the Trust also will file a Form N-8F with the SEC and deregister as an investment company. The Trust and Adviser will bear the expenses of the Trust’s operation and liquidation. Routine, ordinary expenses of the Trust that would be incurred in the normal course of business, such as brokerage commissions on the sale of securities, will be paid by the Trust; other extraordinary expenses incurred in connection herewith, such as the cost of special meetings or special filings, as well as any expenses of the Trust not identified prior to or as of the date of liquidation of the Trust (if approved), will be paid by the Adviser.

If the Liquidation Plan is adopted, the Adviser currently estimates that the liquidation distributions will be paid to the shareholders of each Portfolio on or about September 29, 2017. However, the exact date of the liquidation distributions will depend on the time required to liquidate the Trust’s assets. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms. The Trust may, if deemed appropriate, hold back sufficient assets to deal with any disputed claims or other contingent liabilities which may then exist against the Trust. Any amount that is held back relating to any such claim will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined. In the event that claims are not adequately provided for, or are brought after dissolution by previously unknown creditors or claimants, the Trust’s Trustees and officers could be held personally liable. In addition, although unlikely, claims possibly could be pursued against shareholders to the extent of distributions received by them in liquidation.

The Trust does not currently intend to create a trust to administer liquidation distributions; however, in the event the Trust is unable to distribute all of its assets pursuant to the Liquidation Plan because of its inability to locate shareholders to whom liquidation distributions are payable, the Trust may create a liquidating trust with a financial institution and deposit any remaining assets of the Trust in such trust for the benefit of the shareholders that cannot be located. The expenses of any such trust will be charged against the liquidation distributions held therein. Assets of shareholders who cannot be located may ultimately escheat to the state or other jurisdiction entitled to receive such assets as a matter of law.

As soon as practicable after the distribution of all of the Trust’s assets in complete liquidation, the officers of the Trust will close the books of the Trust and prepare and file, in a timely manner, any and all required governmental filings, including income tax returns and other documents and instruments.

FEDERAL INCOME TAX CONSEQUENCES

The receipt of liquidation distributions by the shareholders will be treated for federal income tax purposes as a taxable event. Each shareholder will generally determine gain or loss measured by the difference between the adjusted basis of each block of shares held and such block's proportionate share of each distribution received in liquidation. Until all liquidating distributions have been made to the shareholders, all blocks of shares will be deemed to be outstanding, and no gain or loss will be recognized until the final distribution has been received. Provided that the shares are held as capital assets, any gain or loss recognized by a shareholder will be capital gain or loss and will be long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain if held for one year or less. Because the income tax consequences for a particular shareholder may vary depending on individual circumstances, each shareholder is urged to consult his or her own tax adviser concerning the federal, state and local tax consequences of receipt of a liquidating distribution.

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Trust shares, or the receipt of a liquidating distribution. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account), you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. Proceeds also may be distributed to the trustee of a tax advantaged account, and can remain within that account. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement. If you have questions or need assistance, please contact your financial advisor.

REQUIRED VOTE

The affirmative vote of a majority of the outstanding voting securities of the Trust, as defined above, entitled to vote at the meeting is required to approve the Liquidation Plan. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THE SHAREHOLDERS VOTE “FOR” THE LIQUIDATION PLAN.

SHAREHOLDERS WITH THE SAME ADDRESS

The Trust’s practice is to “household,” or consolidate, shareholder mailings of proxy statements to shareholders who share the same address. This means that a single copy of this proxy statement is sent to the address of record. If at any time you wish to receive multiple copies of the proxy statement at your address, you may contact the Trust by phone at (888) 639-0102 or by mail at 100 William Street, Suite 200, Wellesley, Massachusetts 02481 and the Trust will mail additional proxy statements for each of your accounts within 5 days of your request. You may also contact the Trust in the same manner and request that you receive a single copy of proxy statements if you are receiving multiple copies at a particular address.

By order of the Board of Trustees,

Nicole M. Tremblay, Esq.
President, Chief Executive Officer
July 14, 2017

Exhibit A

AGREEMENT AND PLAN OF DISSOLUTION AND LIQUIDATION

NEW CENTURY PORTFOLIOS

THIS AGREEMENT AND PLAN OF DISSOLUTION AND LIQUIDATION (the “Liquidation Plan”) is made as of this 15TH day of June 2017, by New Century Portfolios (the “Trust”), a Massachusetts business trust with its principal place of business at 100 William Street, Suite 200, Wellesley, Massachusetts 02481, operating as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act’’).

This Liquidation Plan sets forth the terms and conditions of the Trust’s complete dissolution, liquidation, and termination.

WITNESSETH:

WHEREAS, at a meeting of the Trust’s board of Trustees (the “Board of Trustees”) on June 15, 2017, the Board of Trustees, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, approved the Liquidation Plan and determined to submit the Liquidation Plan to the Trust’s shareholders for their approval, such Liquidation Plan to provide for the orderly dissolution, liquidation, and termination of the Trust.

NOW, THEREFORE, upon approval of the Liquidation Plan by the shareholders of each of New Century Alternative Strategies Portfolio, New Century Balanced Portfolio, New Century Capital Portfolio and the New Century International Portfolio (collectively the “Portfolios”), voting collectively, the dissolution, liquidation, and termination of the Trust shall be carried out in the manner set forth herein:

1. EFFECTIVE DATE OF THE LIQUIDATION PLAN. The Liquidation Plan shall be effective only upon its approval by the vote of a majority of the outstanding voting securities of the Trust (as defined in Section 2(a)(42) of the 1940 Act), voting collectively, obtained at a special meeting of the Trust’s shareholders called for the purpose of voting on the Liquidation Plan. The date of the Liquidation Plan’s approval by the shareholders the Trust, voting collectively, is hereinafter referred to as the “Effective Date.”

2. WINDING UP OF BUSINESS. Commencing with the Effective Date, the Trust shall wind up its business and affairs and, as soon as is practicable, distribute its net assets to shareholders in accordance with the provisions of the Liquidation Plan after payment to (or reservation of assets for payment to) the Trust’s creditors.

Notwithstanding the provisions of the Liquidation Plan, the Trust shall, prior to making the final liquidating distributions to shareholders described in Section 5, continue to (i) other than as set forth in (iii) below, suspend sales of new shares of the Portfolios; (ii) subject to such reserve set by the Board for the protection of all shareholders, honor requests for the redemption of Trust shares received before the close of business on the Liquidation Date (as defined in Section 5); and (iii) issue shares, as appropriate, in connection with the reinvestment of dividends or distributions by existing shareholders, and for any purchase orders received.

3. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date and consistent with the terms of the Liquidation Plan, the Trust, to the extent it has not already done so, shall liquidate its assets to cash form.

4. PAYMENT OF LIABILITIES. As soon as practicable after the Effective Date, the Trust shall determine and pay (or reserve reasonable amounts to pay) all known liabilities of the Trust incurred or expected to be incurred prior to the date of the final liquidating distributions described in Section 5.

5. FINAL LIQUIDATING DISTRIBUTIONS. As soon as practicable after the liquidation of all of its assets to cash form and the payment of (or the reservation of reasonable amounts for the payment of known liabilities, the Trust shall calculate the final liquidating distributions with respect to its shares and distribute such net liquidation proceeds to all remaining shareholders in the manner provided below. The date determined by the Trust for the calculation of such final liquidating distributions is hereinafter referred to as the “Liquidation Date.” It is presently anticipated if all proceeds on schedule, the Liquidation Date will be no later than September 29, 2017.

a)
Each shareholder who is a record holder of Trust shares as shown on the books of the Trust as of the close of business on the Liquidation Date (a “Record Holder”) shall be entitled to and shall receive from the Trust’s net liquidation proceeds payable a liquidating distribution proportionate to his share ownership in each Portfolio of the Trust (a “Liquidation Distribution”). Each Liquidation Distribution shall be calculated using the net asset value per share for each Portfolio as determined as of the close of business on the Liquidation Date in accordance with the Trust’s most recent prospectus and statement of additional information, as supplemented, and shall be rounded to the fifth decimal place.

b)
As soon as practicable after the Liquidation Date, the Trust shall pay each Liquidation Distribution either by wire or by check made payable to and mailed directly to the Record Holder. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distribution through their nominee firms.

c)	No shareholder shall be entitled to interest on a Liquidation Distribution, and such distributions shall be subject to any applicable withholding fees or taxes.

d)
With respect to proceeds payable to shareholders that cannot be located, such assets will be deposited into a liquidating trust that will make reasonable efforts to locate such shareholders, however, to the extent that such assets remain, they will ultimately escheat to the state in accordance with applicable state law.

e)	The final liquidating distributions described above shall be in complete redemption and cancellation of all of the Trust’s outstanding shares.

6. TERMINATION OF THE TRUST. As soon as practicable after the completion of the final liquidating distributions described in Section 5, the Trust shall be terminated pursuant to the terms of this Liquidation Plan, and applicable provisions of Massachusetts law.

7. EXPENSES OF LIQUIDATION AND TERMINATION. The Trust and Adviser will bear all expenses that are incurred by it in connection with the implementation of the Liquidation Plan. Routine, ordinary expenses of the Trust that would be incurred in the normal course of business, such as brokerage commissions on the sale of securities, will be paid by the Trust; other extraordinary expenses incurred in connection with the Liquidation Plan, such as the cost of special meetings or special filings, as well as any expenses of the Trust not identified prior to or as of the date of liquidation of the Trust, will be paid by the Adviser.

8. AUTHORIZATION OF TRUSTEES AND TRUST OFFICERS. The Board of Trustees and, subject to the general direction of the Board of Trustees, the Trust’s officers shall have the authority, in the name and on behalf of the Trust, to make, execute, and deliver such other agreements, conveyances, assignments, certificates and filings and to take such further actions as they may deem necessary or desirable in order to carry out this Liquidation Plan and to conduct and complete the winding-up of the business and affairs of the Trust, including the preparation and filing of all tax returns and the preparation and filing of Form 966 with the Internal Revenue Service, together with certified copies of the Trustees’ and shareholders’ resolutions approving this Agreement and Liquidation Plan, as well as the preparation of any other forms or documents that may be required by the 1940 Act (including, but not limited to Form N-8F), applicable Massachusetts law, or any other applicable state or federal law.

9. AMENDMENT AND TERMINATION OF LIQUIDATION PLAN.

a)
Except as otherwise provided by applicable law, the Board of Trustees shall have the authority to authorize such variation from or amendments to the provisions of this Liquidation Plan as they may deem necessary or appropriate to effect the dissolution, liquidation, and termination of the Trust and the distribution of the Trust’s net assets to shareholders.

b)
Except as otherwise provided by applicable law, the Board of Trustees may terminate this Liquidation Plan and abandon the dissolution and liquidation contemplated hereby at any time prior to the Effective Date if, in the judgment of the Board of Trustees, the facts and circumstances make proceeding with the Liquidation Plan inadvisable.

10. GOVERNING LAW PROVISIONS. This Liquidation Plan shall be subject to and construed consistently with the Trust’s Declaration of Trust and By-Laws and shall otherwise be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

NEW CENTURY PORTFOLIOS

By:	/s/ Nicole M. Tremblay, Esq.

Nicole M. Tremblay, Esq.

Its:	President, Chief Executive Officer

NEW CENTURY PORTFOLIOS

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
NEW CENTURY BALANCED PORTFOLIO
NEW CENTURY CAPITAL PORTFOLIO
NEW CENTURY INTERNATIONAL PORTFOLIO

Proxy for a Special Meeting of Shareholders
To Be Held on August 22, 2017

The undersigned hereby constitutes and appoints Nicole M. Tremblay or Stephen G. DaCosta, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of New Century Portfolios (the “Special Meeting”) to be held at 100 William Street, Suite 200, Wellesley, Massachusetts 02481-3902 on the 22rd day of August 2017 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 14, 2017.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:                      FOR       AGAINST       ABSTAIN

1.  Approval of the Agreement and Plan of Dissolution and Liquidation                 [   ]              [   ]                  [  ]

To transact such other business as may properly come before the Special Meeting (including any adjournments or postponements thereof). Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

IF YOU OWN MORE THAN ONE ACCOUNT OR HAVE ACCOUNTS IN MORE THAN ONE PORTFOLIO YOU WILL RECEIVE MORE THAN ONE PROXY CARD. PLEASE VOTE ALL PROXY CARDS PROMPTLY TO ENSURE YOUR IMPORTANT VOTE COUNTS.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ABOVE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

To save further solicitation expense, please mark, sign, date, and return this proxy card promptly using the enclosed postage-paid envelope or utilize the internet or telephonic voting procedures described on the proxy ballot card.

Signature	Date	Signature (Joint Owners)	Date